Exhibit (c)(1)

                ACQUISITION AGREEMENT AND PLAN OF REORGANIZATION

      THIS ACQUISITION AGREEMENT AND PLAN OF REORGANIZATION, (hereinafter referred to as this "Agreement") is made and entered into this 26th day of March by and between D-VINE, LTD., a Delaware corporation (hereinafter referred to as "DVL"), the stockholders of DVL listed on the signature page (collectively, the "Principal Stockholders"), TACONIC DATA CORP., a New York corporation (hereinafter referred to as "TDC"), and the stockholders of TDC listed on the signature page (collectively, the "TDC Sellers").

                                    RECITALS

      WHEREAS, DVL desires to acquire the majority of all the issued and outstanding shares of TDL common stock, $.01 par value in exchange solely for Six Million (6,000,000) shares of the authorized but unissued DVL common stock, $.01 par value per share (post-split as per Section 1.3 below), pursuant to the terms and conditions set forth herein (the "Acquisition"), and whereby the transaction shall qualify as a tax free exchange pursuant to Section 351 of the Internal Revenue Code ("IRC");

      WHEREAS, in furtherance of such Acquisition, the Board of Directors of DVL approved the Acquisition, upon the terms and subject to the conditions set forth herein and in accordance with the applicable provisions of the Delaware General Corporation Law ("DGCL").

      WHEREAS, the TDC Sellers desire to exchange all of their share ownership interest in TDC for shares of DVL common stock, in the respective amounts set forth in Schedule 1.2 hereto, as a tax free exchange pursuant to Section 351 of the IRC;

      WHEREAS, the parties hereto desire to reorganize, pursuant to Section 368(a)(1)(B) of the IRC, the management and operations of DVL as set forth herein (in order to more closely conform the management and operations of DVL to the current management and operations of TDC).

      NOW, THEREFORE, in consideration of the premises and mutual representations, warranties and covenants herein contained, the parties hereby agree as follows:

                                    ARTICLE I

                                 THE ACQUISITION

      SECTION 1.1 (a) Acquisition and Plan of Reorganization. The parties agree that DVL shall acquire 99.2% of the issued and outstanding shares of TDC common stock from the TDC Sellers, in exchange for Six Million (6,000,000) shares of authorized but previously unissued DVL common stock, par value $.01 per share (post-split as per Section 1.3 below). It is also agreed to by the parties hereto that by acquiring the majority of the shares of TDC common stock, DVL will acquire all rights, titles and interest to all assets and property presently owned by TDC. Said assets and property may be subject to certain interests, liens and/or encumbrances. The parties hereby further agree that at the Closing, hereinafter defined, TDC shall become a majority-owned subsidiary of DVL. As soon as practicable after the Closing, DVL"s corporate name will be changed from "D-Vine, Ltd." to "MonsterDaata.com, Inc." As promptly as practicable after the Closing, the necessary steps be shall be taken in order to reflect the relocation of DVL"s principal place of business to TDC's current principal place of business and the management and operations of DVL will be organized to become engaged in the current business endeavors of TDC.

      SECTION 1.2 Issuance of Shares.

      (a) Upon the Closing of the Agreement, DVL shall cause to be issued and delivered to the TDC Sellers or their designees, stock certificates representing an aggregate of Six Million (6,000,000) shares (the "Acquisition Shares") of DVL common Stock (post-split as per Section 1.3 below) in the amounts set forth in
Schedule 1.2 hereto.

      (b) The Acquisition Shares to be issued hereunder are deemed "restricted securities" as defined by Rule 144 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and the recipients shall represent that they are acquiring the Acquisition Shares for investment purposes only and without the intent to make a further distribution of the Acquisition Shares. All Acquisition Shares to be issued under the terms of this Agreement shall be issued pursuant to exemptions from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder. Certificates representing the restricted Acquisition Shares shall bear the following, or similar legend:

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

      SECTION 1.3 Consent of Shareholders. In anticipation of this Agreement and as a condition precedent to the consummation of the Acquisition, DVL (i) has, concurrently with the execution of this Agreement, obtained the written consent of the majority of its shareholders in accordance with the DGCL and with the Securities Act and all other applicable federal securities laws and (ii) has heretofore taken all necessary and requisite action to obtain the consent of its Directors in order to transact the following business:

      (i) To amend the Certificate of Incorporation of DVL to change the name of DVL to "MonsterDaata.com, Inc.", in order to more accurately describe the new business of the Company (which amendment will be filed promptly after the Closing); and


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

      (ii) To amend the Certificate of Incorporation of DVL to reorganize the share capital of DVL whereby the then issued and outstanding shares of DVL common stock will be reverse split on a one (1) share for one thousand shares (1,000) share basis (which amendment will be filed promptly after the date hereof and prior to the Closing).

      In addition, immediately after the filing referred to in clause (ii) above, DVL will accept the resignations of Thomas Tuttle and Christopher F. Brown as directors of DVL, and will report such resignations, and the items described in clause (ii) above, on a duly filed Form 8-K. As required pursuant to the DGCL, DVL will also promptly (and prior to the Closing Date) notify all shareholders of the consent to the items referred to in clauses (i) and (ii) above given by less than unanimous consent of stockholders.

      SECTION 1.4 Closing. Subject to the satisfaction or waiver, if permissible, of the conditions set forth in Articles VII, VIII and IX, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place (i) at the offices of Kaplan Gottbetter & Levenson, LLP, as promptly as practicable (and in any event within two business days) after satisfaction or waiver, if permissible, of the conditions set forth in Articles VII, VIII and IX or (ii) at such other time, date or place as TDC, the TDC Sellers and DVL may mutually agree (the date of either (i) or (ii) shall be referred to hereinafter as the "Closing Date"). At the Closing:

      (a) The TDC Sellers shall deliver to DVL all stock certificates representing 99.2% of the issued and outstanding shares of TDC common stock, so as to make DVL the majority holder thereof, free and clear of all claims and encumbrances;

      (b) DVL shall deliver to those persons listed in Schedule 1.2 stock certificates representing an aggregate of 6,000,000 shares of DVL common stock, which shall all bear the restrictive legend as set forth in Section 1.2(b) above;

                                   ARTICLE II

                      REPRESENTATIONS AND WARRANTIES OF DVL

      As an inducement for TDC and the TDC Sellers to enter into this Agreement, DVL and each Principal Stockholder hereby makes, jointly and severally as of the date hereof and as of the Closing Date, the following representations and warranties:

      SECTION 2.1 Organization of DVL. (a) DVL is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified and in good standing as a foreign corporation in every jurisdiction in which such qualification is necessary, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged. There are no corporations or other entities with respect to which (i) DVL owns any of the outstanding stock or other interests, or (ii) DVL may be deemed to be in control. DVL and the Principal Stockholders have all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby, and have taken all corporate or other action necessary to consummate the transactions contemplated hereby and thereby and to perform their obligations hereunder and thereunder. This Agreement upon its execution and delivery, is the legal, valid and binding obligation of DVL and the Principal Stockholders, enforceable against DVL and the Principal Stockholders in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

      SECTION 2.2 Capitalization of DVL. (a) The authorized capital stock of DVL on the date hereof consists of Fifty Million (50,000,000) shares of common stock, par value $.01 per share (the "Common Stock"), of which Twenty-Four Million Six Hundred Seven Thousand Seven Hundred Thirty-one (24,607,731) shares of Common Stock are issued and outstanding, and Ten Million (10,000,000) shares of preferred stock, par value $.01 per share, with such rights, privileges, preferences and other terms and conditions as shall be approved by DVL's Board of Directors pursuant to a duly adopted resolution thereof ("Preferred Stock"), of which no shares of Preferred Stock are issued and outstanding.

            (b) All shares of Common Stock currently issued and outstanding have been duly authorized and validly issued and are fully paid and non-assessable, and have been issued in compliance with any and all applicable laws, contractual requirements and other legal requirements (including federal and state securities laws or pursuant to appropriate exemptions therefrom). There are no options, warrants, rights, calls, commitments or agreements of any character obligating DVL to issue any shares of its capital stock or other securities or any security representing the right to purchase or otherwise receive any such stock or other securities except (i) the warrant (the "Warrant") for 1,000,000 shares of Common Stock, dated August 1, 1997, issued to Ocean Strategic Holdings, Limited, a Guernsey corporation (the "Warrant Holder") and (ii) the warrant (the "Additional Warrant") for 500,000 shares of Common Stock, dated March 31, 1999, issued to the Warrant Holder. The Acquisition Shares, when issued, will be duly authorized, validly issued, fully paid and non-assessable.

            (c) After giving effect to the amendment to the Certificate of Incorporation described in Section 1.3(ii), the authorized capital stock of DVL will consists of Fifty Million (50,000,000) shares of Common Stock and Ten Million (10,000,000) shares of Preferred Stock, of which Twenty-Four Thousand Six Hundred Eighty Eight (24,688) shares of Common Stock and no shares of Preferred Stock will be issued and outstanding.

            (d) Prior to the date hereof, or roughly concurrent with the execution of this Agreement, DVL and the Warrant Holder amended the Warrant to provide for (i) the purchase thereunder of 1,000,000 common shares of DVL for a purchase price of $1.00 per share and (ii) the issuance of the Additional Warrant. DVL has informed TDC that the New Warrant Holders will exercise the Warrant and, prior to the Closing Date, DVL will receive $1,000,000 in proceeds pursuant to such exercise (free and clear of any fees, commissions, deductions or expenses). The exercise of the Warrant and the issuance of 1,000,000 shares thereunder will each be made in compliance with any and all applicable laws, contractual requirements and other legal requirements (including federal and state securities laws or pursuant to appropriate exemptions therefrom). The amendment and exercise of the Warrant will be duly reported by DVL on Form 8-K prior to the Closing.


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

            (e) Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal or right of any person to cause any redemption of Common Stock or the merger or consolidation of DVL with or into any other entity. DVL is not under any obligation under any agreement to register any of its securities under federal or state securities laws.

            (f) There are no agreements among stockholders of DVL, or otherwise, voting trusts, proxies or other agreements or understanding of any character, whether written or oral, with respect to or concerning the purchase, sale, transfer or voting of the Common Stock or any other security of DVL.

            (g) None of DVL or any Principal Stockholders have any legal obligations, absolute or contingent, to any other Person to sell any assets or to sell any capital stock or any other security of DVL or to effect any merger, consolidation or other reorganization of DVL or to enter into any agreement with respect thereto, except pursuant to this Agreement.

      SECTION 2.3 Charter Documents. Certified copies of the DVL Articles of Incorporation and By-Laws, as amended to date, have been or will be delivered to TDC prior to the Closing and are or will be true, correct and complete copies thereof.

      SECTION 2.4 Corporate Documents. The DVL shareholders' list previously delivered to TDC and DVL's corporate minute books are complete and accurate as of the date hereof and such corporate minute books contain the recorded minutes of all corporate meetings or the written consents of shareholders and directors through the date hereof.

      SECTION 2.5 Financial Statements. (a) DVL's audited financial statements (the "DVL Financial Statements") for the years ended September 31, 1997 and 1998, copies of which have been delivered to TDC, are true and complete in all material respects, having been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis for the period covered by such statements, and fairly present, in accordance with GAAP, the financial condition of DVL, and results of its operations for the periods covered thereby. DVL maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed with management"s authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management"s authorizations and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any difference. Neither DVL nor any of its subsidiaries has engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts or funds which have been and are reflected in the normally maintained books and records. Except as otherwise disclosed to TDC in writing and as set forth herein, there has been no material adverse change in the business operations, assets, properties, prospects or condition (financial or otherwise) of DVL taken as a whole from that reflected in the financial statements referred to in this
Section 2.5.


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

            (b) SEC Documents. DVL has furnished TDC with a true and complete copy of each report and schedule filed by DVL with the SEC since September 25, 1996 (as such documents have since the time of their filing been amended, the "DVL SEC Documents"), and since that date DVL has filed with the SEC all documents required to be filed pursuant to Section 15(d) of the Exchange Act of 1934, as amended (the "Exchange Act"). As of their respective dates, the DVL SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such DVL SEC Documents, and none of the DVL SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of DVL included in the DVL SEC Documents (i) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (ii) are accurate, complete and in accordance with the books and records of DVL, (iii) have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-QSB of the SEC) and (iv) fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments) the consolidated financial position of DVL as at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

      SECTION 2.6 Absence of Certain Changes or Events. Since the date of the latest DVL financial statement and except as disclosed otherwise herein, DVL has not (i) issued or sold any promissory note, stock, bond, option or other security of which it was an issuer or other obligor, (ii) discharged or satisfied any lien or encumbrance or paid any obligation or liability, absolute or contingent, direct or indirect, (iii) incurred or suffered to be incurred any liability or obligation whatsoever, (iv) caused or permitted any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, (v) declared or made any dividend, payment or distribution to stockholders or purchased or redeemed or agreed to purchase or redeem any shares of its capital stock, (vi) reclassified its shares of capital stock,
(vii) amended its Certificate of Incorporation or Bylaws, (viii) acquired any equity interest in any other Person, or (ix) entered into any agreement or transaction except in connection with the execution and performance of this Agreement. DVL has not entered into any agreement to do any of the foregoing actions described in this Section 2.6.

      SECTION 2.7 Assets and Liabilities. DVL has good and marketable title to all of its assets and property, free and clear of any and all liens, claims and encumbrances. As of the date hereof, DVL does not have any debts, liabilities or obligations of any nature whatsoever, whether accrued, absolute, contingent, or otherwise, whether due or to become due.

      SECTION 2.8 Tax Returns and Payments. All of DVL's tax returns (federal, state, city, county or foreign) which are required by law to be filed on or before the date of this Agreement, have been duly filed and are complete and accurate in all respects. DVL has paid all taxes due on said returns, any assessments made against DVL and all other taxes, fees and similar charges imposed on DVL by any governmental authority (other than those, the amount or validity of which is being contested in good faith by appropriate proceedings). No tax liens have been filed and no claims are being assessed with respect to any such taxes, fees or other similar charges. DVL knows of (i) no other tax returns or reports which are required to be filed which have not been so filed and (ii) no unpaid assessment for additional taxes for any fiscal period or any basis thereof.

      SECTION 2.9 Required Authorizations. There have been or will be timely filed, given, obtained or taken, all applications, notices, consents, approvals, orders, registrations, qualifications waivers or other actions of any kind required by virtue of execution and delivery of this Agreement by DVL or the consummation by it of the transactions contemplated hereby. Without limiting the generality of the foregoing, all necessary director and shareholder actions and consents have been obtained for the transactions described in Sections 1.3 and 2.2, and all notices to shareholders of consents given by stockholders to such transactions described in Section 1.3 by less than unanimous consent have been sent in accordance with the DGCL.

      SECTION 2.10 Compliance with Law and Government Regulations. DVL is in compliance with and is not in violation of applicable federal, state, local or foreign statutes, laws or regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting DVL, its properties or the operation of its businesses. DVL is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

      SECTION 2.11 Litigation. Except as set forth on Schedule 2.11, there is no litigation, arbitration, proceeding or investigation pending, threatened or anticipated to which DVL is a party or which may result in any material change in the business or condition, financial or otherwise, of DVL or in any of its properties or assets, or which might result in any liability on the part of DVL, or which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, and to the best knowledge of DVL, there is no basis for any such litigation, arbitration, proceeding or investigation. There are presently no outstanding judgments, decrees or orders of any court or any governmental or administrative agency against or affecting DVL or any of its assets that is not disclosed herein. Schedule 2.11 contains a complete and accurate description of all claims, suits, litigations, proceedings, investigations, disputes, writs, injunctions, judgments and decrees since December 31, 1996 to which DVL has been a party.

      SECTION 2.12 Governmental Consent. No consent, approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of DVL is required in connection with the execution and delivery of this Agreement or the carrying out of any transactions contemplated hereby with the exception of the necessary corporate filings with the State of Delaware relating to the transactions described in
Section 1.3 and the filings with the SEC described elsewhere herein.


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

      SECTION 2.13 No Disqualifying Orders. Neither DVL, the Principal Stockholders nor any of its affiliates, directors, officers or principals is subject to any disqualifying order under the "Bad Boy" provisions of the federal or any state"s securities law. As used herein, "Bad Boy" provisions include Rule 262 of Regulation A, Rule 507 of Regulation D and other similar disqualifying provisions of federal and state securities laws.

      SECTION 2.14 Business. DVL (i) does not own or lease any real property or personal property, (ii) is not a party to any contract, (iii) has no employees or anyone who acts as an employee, (iv) has only the bank accounts listed on
Schedule 2.14 hereto and (v) is not required to have any Permits.

      SECTION 2.15 Authority. The Board of Directors of DVL and the general partner of the Principal Stockholders have approved this Agreement and duly authorized the execution hereof. DVL and the Principal Stockholders have full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby, and all action necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance by DVL and the Principal Stockholders with the provisions hereof will not (a) conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of DVL under, any of the terms, conditions or provisions of the Certificate of Incorporation of DVL, the partnership agreement of the Principal Stockholders, or any note, bond, mortgage, indenture, license, agreement or any instrument or obligation to which DVL and the Principal Stockholders are a party or by which they are bound; or (b) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to DVL or the Principal Stockholders or any of their properties or assets.

      SECTION 2.16 Full Disclosure. None of the representations and warranties made by DVL herein, or in any exhibit, certificate or memorandum furnished or to be furnished by DVL on its behalf pursuant hereto, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading. The information with respect to DVL and TDC which is to be included in any notice to be sent to the shareholders of DVL will not contain any untrue statement of material fact, or omit to state any material fact necessary to make the statement or fact contained herein not misleading.

      SECTION 2.17 Brokerage. No broker, finder or investment banker is entitled to any brokerage, finder"s or other fee or commission in connection with the Acquisition based upon arrangements made by or on behalf of DVL.

      SECTION 2.18 Transactions with Affiliates. No director or officer of DVL or any member of his or her immediate family, is a party to any contract or other business arrangement or relationship of any kind with DVL, has an ownership interest in any business, corporate or otherwise, which is a party to, or in any property which is the subject of, business arrangements or relationships of any kind with DVL.


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

                                   ARTICLE III

                 COVENANTS OF DVL AND THE PRINCIPAL STOCKHOLDERS

      SECTION 3.1 Conduct Prior to the Closing. Between the date hereof and the Closing, other than actions or transactions referred to herein:

      (a) DVL will not enter into any material agreement, contract or commitment, whether written or oral, or engage in any transaction, without the prior written consent of TDC;

      (b) DVL will not pay, incur or declare any dividends or distributions with respect to its capital stock or amend its Articles of Incorporation or By-Laws, without the prior written consent of TDC;

      (c) DVL will not authorize, issue, sell, purchase or redeem any shares of its capital stock or any options or other rights to acquire its capital stock, without the prior written consent of TDC;

      (d) DVL will comply with all requirements which federal or state law may impose on it with respect to this Agreement and the transactions contemplated hereby, and will promptly cooperate with and furnish written information to TDC in connection with any such requirements imposed upon the parties hereto in connection therewith and will provide TDC with the opportunity to review and approve any mailing or proxy to be delivered to stockholders of DVL;

      (e) DVL will not incur any indebtedness for money borrowed, or issue or sell any debt securities, incur or suffer to be incurred any liability or obligation of any nature whatsoever, or cause or permit any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, acquire or dispose of fixed assets change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount or enter into any other transaction other than in the regular course of business, except to comply with the terms of this Agreement, without the prior written consent of TDC.

      (f) DVL will not make any investment of capital nature either buy purchased stock or securities, contribution to capital, property transfer or otherwise, or by the purchase of any property or assets of any other Person.

      (g) DVL will not enter into any contract whatsoever, including any employment contract or any other compensation arrangement.

      (h) DVL will not do any other act which would cause representation or warranty of DVL in this Agreement to be or become untrue in any material respect or that is not in the ordinary course of business consistent with past practice.


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

      (i) Neither DVL nor any Principal Stockholder shall directly or indirectly
(a) solicit any inquiry or proposals or enter into or continue any discussions, negotiation or agreements relating to (i) the sale or exchange of DVL"s capital stock or (ii) the merger of DVL with any Person or (b) provide any assistance or any information to other otherwise cooperate with any Person in connection with any such inquiry, proposal or transaction.

      (j) DVL shall grant to TDC and its counsel, accountants and other representatives, full access during normal business hours during the period prior to the Closing to all of its respective properties, books, contracts, commitments and records and, during such period, furnish promptly to TDC and such representatives all information relating to DVL as TDC may reasonably request, and shall extend to TDC the opportunity to meet with DVL's accountants and attorneys to discuss the financial condition of DVL; and

      (k) Except for the transactions contemplated by this Agreement, DVL will conduct its business in the normal course, and shall not sell, pledge or assign any of its assets without the prior written consent of TDC.

      SECTION 3.2 Affirmative Covenants. Prior to Closing, DVL will do the following:

      (a) Use its best efforts to accomplish all actions necessary to consummate this Agreement, including satisfaction of all conditions contained in this Agreement;

      (b) Promptly notify TDC in writing of any material adverse change in the financial condition, business, operations or key personnel of DVL, any threatened material litigation or investigation, any breach of its representations or warranties contained herein, and any material contract, agreement, license or other agreement which, if in effect on the date of this Agreement, should have been included in this Agreement or in an exhibit annexed hereto and made a part hereof;

      (c) Satisfy all consents of or notices to its shareholders under federal and state securities laws and state corporate law.

      (d) Obtain written resignations and general releases from its existing officers and directors other than Ed Tobin (who will remain as a director and the President of DVL for 10 days after the Closing) and, concurrent with the Closing, nominate (by action of its sole remaining director) the nominees listed in Section 9.5.

      (e) Obtain financing from the exercise of all outstanding warrants as contemplated by Section 2.2(c).

      (f) Reserve, and promptly after the Closing, issue and delivered to TDC or its designees the number of shares of DVL common stock required hereunder.

      (g) Complete the share reorganization of DVL as contemplated by Section 1.3(ii).


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

      (h) Take all other necessary corporate actions to accomplish those items in Section 1.3 hereof and the other items herein that are to be completed promptly or prior to Closing.

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF TDC

      TDC hereby represents, warrants and agrees that:

      SECTION 4.1 Organization of TDC. TDC is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, is duly qualified or will become duly qualified and in good standing in every jurisdiction in which such qualification is necessary. There are no corporations or other entities with respect to which (i) TDC owns any of the outstanding stock or other interests, or (ii) TDC may be deemed to be in control except as otherwise disclosed in Schedule 4.1 annexed hereto and by this reference made a part hereof.

      SECTION 4.2 Shareholders. TDC has nineteen (19) shareholders. The 18 TDC Sellers own 3,789,981 of the 3,854,218 issued and outstanding shares of common stock of TDC. All 3,854,218 issued and outstanding shares of common stock were validly issued, and are fully paid and non-assessable. There are no options, warrants, rights, calls, commitments or agreements of any character obligating TDC to issue any additional shares of its common stock except as otherwise disclosed in Schedule 4.2 annexed hereto and by this reference made a part hereof.

      SECTION 4.3 Charter Documents. Complete and correct copies of the Certificate of Incorporation of TDC, and all amendments thereto, have been or will be delivered to DVL prior to the Closing.

      SECTION 4.4 Financial Statements, Assets and Liabilities. TDC's audited financial statements (the "TDC Financial Statements") for the years ended December 31, 1996 and 1997, copies of which have been delivered to DVL, are true and complete in all material respects, having been prepared in accordance with GAAP applied on a consistent basis for the period covered by such statements, and fairly present, in accordance with GAAP, the financial condition of TDC, and results of its operations for the periods covered thereby. TDC has good and marketable title to all of its assets and property to be delivered to DVL hereunder free and clear of any and all liens, claims and encumbrances, except as may be otherwise set forth herein and in its financial statements. TDC and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed with management's authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's authorizations and (iv) the recorded accountability for assets if compared with existing assets at reasonable intervals and appropriate action is taken with respect to any difference. Neither TDC nor any of its Subsidiaries has engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts or funds which have been and are reflected in the normally maintained books and records.

      SECTION 4.5 Absence of Certain Changes or Events. Since December 31, 1998, except as disclosed otherwise herein, TDC has not (i) issued or sold any promissory note, unit of ownership, bond, option or other security of which it was an issuer or other obligor, (ii) discharged or satisfied any lien or encumbrance or paid any obligation or liability, absolute or contingent, direct or indirect, except in the ordinary course of its business, (iii) incurred or suffered to be incurred any liability or obligation whatsoever, except in the ordinary course of its business, (iv) cause or permitted any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, (v) declared or made any dividend, payment or distribution to stockholders or purchased or redeemed or agreed to purchase or redeem any stockholder"s ownership rights, or (vi) reclassified its shares of capital stock, or (vii) entered into by agreement or transaction not in the ordinary course of business.

      SECTION 4.6 Tax Returns and Payments. All of TDC's tax returns (federal, state, city, county or foreign) which are required by law to be filed on or before the date of this Agreement, have been duly filed or extended with the appropriate governmental authority and are complete and accurate in all respects. TDC has paid all taxes to be due on said returns, on any assessments made against TDC and on all other taxes, fees and similar charges imposed on TDC by any governmental authority (other than those, the amount or validity of which is being contested in good faith by appropriate proceedings). No tax liens have been filed and no claims are being assessed with respect to any such taxes, fees or other similar charges. TDC knows of (i) no other tax returns or reports which are required to be filed which have not been so filed and (ii) no unpaid assessment for additional taxes for any fiscal period or any basis thereof.

      SECTION 4.7 Required Authorizations. There have been or will be timely filed, given, obtained or taken, all applications, notices, consents, approvals, orders, registrations, qualifications waivers or other actions of any kind required by virtue of execution and delivery of this Agreement by TDC or the consummation by it of the transactions contemplated hereby.

      SECTION 4.8 Compliance with Law and Government Regulations. TDC is, to the best of its knowledge, in compliance with all applicable statutes, regulations, decrees, orders, restrictions, guidelines and standard affecting its properties and operations, imposed by the United States of America or any state to which TDC is subject, the failure to comply with which would, either individually or in the aggregate, have a material adverse effect on the business, finances or prospects of TDC.

      SECTION 4.9 Litigation. There is no litigation, arbitration, proceeding or investigation pending or threatened to which TDC is a party or which may result in any material change in the business condition, financial or otherwise, of TDC or in any of its properties or assets, or which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, and to the best knowledge of TDC, there is no basis for any such litigation, arbitration, proceeding or investigation, except as otherwise set forth in Schedule 4.9. There are presently no outstanding judgments, decrees or orders of any court or any governmental or administrative agency against or affecting TDC or any of its assets that is not disclosed herein.

      SECTION 4.10 Governmental Consent. No consent, approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of TDC is required in connection with the execution and delivery of this Agreement or the carrying out of any transactions contemplated herein.

      SECTION 4.11 Authority. The Board of Directors of TDC has approved this Agreement and duly authorized the execution hereof. TDC and each of the corporate TDC Sellers has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby, and all corporate action necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance by TDC with the provisions hereof will not (a) conflict with or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of TDC under, any of the terms, conditions or provisions of the Certificate of Incorporation of TDC, or any note, bond, mortgage, indenture, license, agreement or any instrument or obligation to which TDC is a party or by which it is bound; or (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to TDC or any of its properties or assets.

      SECTION 4.12 Ownership of Shares. TDC has received representations from the TDC Sellers that the holders of 99.2% of the TDC common stock currently issued and outstanding (which stock is to be transferred to DVL under this Agreement) have full power and authority transfer such shares of TDC common stock to DVL hereunder, and that such shares are free and clear of any liens, charges, mortgages, pledges or encumbrances and that such shares are not subject to any claims as to the ownership thereof, or any rights, powers or interest therein, by any third party.

      SECTION 4.13. Investment Purpose. TDC has received or shall receive representations from its stockholders that the recipients of the restricted DVL Shares hereunder are acquiring the shares for investment purposes only and acknowledges that the DVL Shares issued hereunder are "restricted securities" and may not be sold, traded or otherwise transferred without registration under the Securities Act or exemption therefrom.

      SECTION 4.14 Nonexistence of Disqualifying Orders. Neither TDC nor any of its affiliates, directors, officers or principals is subject to any disqualifying order under the "Bad Boy" provisions of the federal or any state"s securities law as defined in Section 2.15.

      SECTION 4.15 Full Disclosure. None of the representations and warranties made by TDC herein, or in any exhibit, certificate or memorandum furnished or to be furnished by, on its behalf pursuant hereto, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

      SECTION 4.16 Transactions and Affiliates. No officer or director of TDC or any member of his or her immediate family, is a party to any material contract or other business arrangement or relationship of any kind with TDC or has an ownership interest in any material business, corporate or otherwise, which is a party to, or in any property which is the subject of, business arrangements or relationships of any kind with TDC.

                                    ARTICLE V

                                COVENANTS OF TDC

      SECTION 5.1 Conduct Prior to the Closing. Between the date hereof and the
Closing:

      (a) Except within the regular course of business, TDC will not enter into any material agreement, contract or commitment, whether written or oral, without the prior written consent of DVL;

      (b) TDC will not pay, incur or declare any dividends or distributions with respect to its stockholders or amend its Certificate of Incorporation, without the prior written consent of DVL;

      (c) TDC will not authorize, issue, sell, purchase, or redeem any shares of its common stock or any options or other rights to acquire shares of its common stock without the prior written consent of DVL.

      (d) Except within the regular course of business and in its financing activities previously disclosed to DVL, TDC will not incur any indebtedness for money borrowed or issue any debt securities, or incur or suffer to be incurred any liability or obligation of any nature whatsoever, or cause or permit any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, without the prior written consent of DVL;

      (e) TDC will not make any investment of capital nature either buy purchased stock or securities, contribution to capital, property transfer or otherwise, or by the purchase of any property or assets of any other Person.

      (f) TDC will not do any other act which would cause representation or warranty of DVL in this Agreement to be or become untrue in any material respect or that is not in the ordinary course of business consistent with past practice.

      (g) TDC shall not directly or indirectly (a) solicit any inquiry or proposals or enter into or continue any discussions, negotiation or agreements relating to (i) the sale or exchange of TDC"s capital stock, or (ii) the Acquisition of TDC with any Person other than DVL; or (b) provide any assistance or any information to, or other otherwise cooperate with, any Person in connection with any such inquiry, proposal or transaction.

      (h) TDC will comply with all requirements which federal or state law may impose on it with respect to this Agreement and the transactions contemplated hereby, and will promptly cooperate with and furnish written information to DVL in connection with any such requirements imposed upon the parties hereto in connection therewith;

      (i) TDC shall grant to DVL and its counsel, accountants and other representatives, full access during normal business hours during the period prior to the Closing to all its respective properties, books, contracts, commitments and records and, during such period, furnish promptly to DVL and such representatives all information relating to TDC as DVL may reasonably request, and shall extend to DVL the opportunity to meet with TDC's accountants and attorneys to discuss the financial condition of TDC.

      SECTION 5.2 Affirmative Covenants. Prior to Closing, TDC will do the following:

      (a) Use its best efforts to accomplish all actions necessary to consummate this Agreement, including satisfaction of all conditions contained in this Agreement; and

      (b) Promptly notify DVL in writing of any material adverse change in the financial condition, business, operations or key personnel of TDC, any threatened material litigation or investigation, any breach of its representations or warranties contained herein, and any material contract, agreement, license or other agreement which, if in effect on the date of this Agreement, should have been included in this Agreement.

                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

      SECTION 6.1 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense, except as provided for in Section 11.1.

      SECTION 6.2. Brokers and Finders. Each of the parties hereto represents, as to itself, that no agent, broker, investment banker or firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

      SECTION 6.3 Necessary Actions. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In the event at any time after the Closing, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper managers, officers and/or directors of DVL or TDC, as the case may be, shall take all such necessary action.

      SECTION 6.4 Indemnification.

            (a) General.

                  (i) Subsequent to the Closing, DVL and the Principal Stockholders shall, jointly and severally, indemnify TDC, the TDC Sellers, and the TDC Officers and directors, ("TDC Indemnified Parties") against, and hold each of the TDC Indemnified Parties harmless from any damage, claim, loss, cost, fine, liability, obligation or expense, including without limitation, interest, penalties, reasonable attorneys" fees and expenses of investigation, diminution of value, response action, removal action or remedial action (collectively "Damages") incurred by any such TDC Indemnified Party, that are incident to, arise out of, in connection with, or related to, whether directly or indirectly, the breach of any warranty, representation, covenant or agreement of DVL or the Principal Stockholders contained in this Agreement or any schedule hereto or in any certificate or instrument of conveyance (including, without limitation, any notice to be delivered to the shareholders of DVL) delivered by or on behalf of DVL or the Principal Stockholders pursuant to this Agreement or in connection with the transaction contemplated hereby.

                  (ii) Subsequent to the Closing, TDC and the TDC Sellers shall indemnify DVL and the Principal Stockholders ("DVL Indemnified Parties") against, and hold each of the DVL Indemnified Parties harmless from, any Damages incurred by such DVL Indemnified Party, that are incident to, arise out of, in connection with, or related to, whether directly or indirectly, the breach of any warranty, representation, covenant or agreement of TDC contained in this Agreement, any schedule or in any certificate or instrument of conveyance delivered by or on behalf of TDC pursuant to this Agreement or in connection with the transactions contemplated hereby.

            The term "Damages" as used in this Section 6.4 is not limited to matters asserted by third parties against TDC Indemnified Parties or DVL Indemnified Parties, but includes Damages incurred or sustained by such persons in the absence of third party claims.

            (b) Procedure for Claims. If a claim for Damages (a "Claim") is to be made by a person entitled to indemnification hereunder, the person claiming such indemnification (the "Indemnified Party"), subject to clause (ii) below, shall give written notice (a "Claim Notice") to the indemnifying person (the "Indemnifying Party") as soon as practicable after the Indemnified Party becomes aware of any fact, condition or event which may give rise to Damages for which indemnification may be sought under this Section 6.4. The failure of any Indemnified Party to give timely notice hereunder shall not affect rights to indemnification hereunder, except and only to the extent that, the Indemnifying Party demonstrates actual material damage caused by such failure. Failure by the Indemnifying Party to respond within 30 days of delivery of a Claim Notice shall constitute acceptance by the Indemnifying Party of responsibility to make payment pursuant thereto. In the case of a Claim involving the assertion of a claim by a third party (whether pursuant to a lawsuit or other legal action or otherwise, a "Third-Party Claim"), if the Indemnifying Party shall acknowledge in writing to the Indemnified

Party under the terms of its indemnity hereunder in connection with such Third-Party Claim, then (A) the Indemnifying party shall be entitled and, if it so elects, shall be obligated at its own cost, risk and expense, (1) to take control of the defense and investigation of such Third-Party Claim and (2) to pursue the defense thereof in good faith by appropriate actions or proceedings promptly taken or instituted and diligently pursued, including, without limitation, to employ and engage attorneys of its own choice reasonably acceptable to the Indemnified Party to handle and defend the same, and (B) the Indemnifying Party shall be entitled (but not obligated), if it so elects, to compromise or settle such claim, which compromise or settlement shall be made only with the prior written consent of the Indemnified Party, such consent not to be unreasonably withheld. In the event the Indemnifying Party elects to assume control of the defense and investigation of such lawsuit or other legal action in accordance with this Section 6.4, the Indemnified Party may, at its own cost and expense, participate in the investigation, trial and defense of such Third-Party Claim; provided that, if the named persons to a lawsuit or other legal action include both the Indemnifying Party and the Indemnified Party and the Indemnified Party has been advised in writing by counsel that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, the Indemnified Party shall be entitled, at the Indemnifying Party"s cost, risk and expense, to separate counsel of its own choosing. If the Indemnifying Party fails to assume the defense of such Third-Party Claim in accordance with this
Section 6.4 within 10 calendar days after receipt of the Claim Notice, the Indemnified Party against which such Third-Party Claim has been asserted shall upon delivering notice to such effect to the Indemnifying Party have the right to undertake, at the Indemnifying Party"s cost, risk and expense, the defense, compromise and settlement of such Third-Party Claim on behalf of and for the account of the Indemnifying Party; provided that such Third-Party Claim shall not be compromised or settled without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld. In the event the Indemnifying Party assumes the defense of the claim, the Indemnifying Party shall keep the Indemnified Party reasonably informed of the progress of any such defense, compromise or settlement, and in the event the Indemnified Party assumes the defense of the claim, the Indemnified Party shall keep the Indemnifying Party reasonably informed of the progress of any such defense, compromise or settlement. The Indemnifying Party shall be liable for any settlement of any Third-party Claim effected pursuant to and in accordance with this Section 6.4 and for any final judgment (subject to any right of appeal), and the Indemnifying Party agrees to indemnify and hold harmless each Indemnified Party from and against any and all Damages by reason of such settlement or judgment.

            (c) No Right of Contribution. After the Closing, no Principal Stockholder shall have any right of contribution or other recourse against DVL for any breach of any representation, warranty, covenant or agreement of DVL. TDC and DVL shall be entitled to specific performance and injunctive relief, without posting bond or other security, for the purpose of asserting their respective rights under this Section 6.4. The remedies described in this Section
6.4 shall be in addition to, and not in lieu of, and any other remedies at law or in equity that the parties may elect to pursue.

                                   ARTICLE VII

                    CONDITIONS TO OBLIGATIONS OF THE PARTIES

      The obligations of the parties under this Agreement are subject to the fulfillment and satisfaction of each of the following conditions:

      SECTION 7.1 Legal Action. No preliminary or permanent injunction or other order by any federal or state court which prevents the consummation of this Agreement or any of the transactions contemplated by this Agreement shall have been issued and remain in effect.

      SECTION 7.2 Absence of Termination. The obligations to consummate the transactions contemplated hereby shall not have been canceled pursuant to
Article X hereof.

      SECTION 7.3 Required Approvals. DVL and TDC shall have received all such approvals, consents, authorizations or modifications as may be required to permit the performance by DVL and TDC of their respective obligations under this Agreement and the consummation of the transactions herein contemplated, whether from governmental authorities or other persons, and DVL and TDC shall each have received any and all permits and approvals from any regulatory authority having jurisdiction required for the lawful consummation of this Agreement.

      SECTION 7.4 "Blue Sky" Compliance. There shall have been obtained any and all permits, approvals and consents of the appropriate state securities commissions of any jurisdictions, and of any other governmental body or agency, which counsel for DVL or TDC may reasonably deem necessary or appropriate so that consummation of the transactions contemplated by this Agreement may be in compliance with all applicable laws.

                                  ARTICLE VIII

                       CONDITIONS PRECEDENT TO OBLIGATIONS
                      OF DVL AND THE PRINCIPAL STOCKHOLDERS

      All obligations of DVL under this Agreement are subject to the fulfillment and satisfaction by TDC prior to or at the time for Closing, of each of the following conditions, any one or more of which may be waived by DVL.

      SECTION 8.1 Representations and Warranties True at Closing. All representations and warranties of TDC contained in this Agreement will be true and correct at and as of the time of the Closing, TDC shall have delivered to DVL an Officer"s Certificate dated the Closing Date, and signed by a duly authorized officer, in each case to such effect and in form and substance satisfactory to DVL.

      SECTION 8.2 Performance. The obligations of TDC to be performed on or before the Closing pursuant to the terms of this Agreement shall be duly performed at such time.

      SECTION 8.3 Absence of Certain Changes or Events. There shall not have occurred, since the date hereof, any adverse change in the business, condition (financial or otherwise), assets or liabilities of TDC or any event or condition of any character adversely affecting TDC.

      SECTION 8.4 Closing Documents. TDC shall have delivered to DVL the documents and other items described in Section 10.2 and such other documents and items as DVL shall reasonably request.

                                   ARTICLE IX

                        CONDITIONS TO OBLIGATIONS OF TDC

      All obligations of TDC and the TDC Sellers under this Agreement are subject to the fulfillment and satisfaction by DVL and the Principal Stockholders prior to or at the time of Closing, of each of the following conditions, any one or more of which may be waived by TDC.

      SECTION 9.1 Representations and Warranties True at Closing. All representations and warranties of DVL and the Principal Stockholders contained in this Agreement will be true and correct at and as of the time of the Closing, and DVL and the Principal Stockholders shall have delivered to TDC an Officer"s Certificate dated the Closing Date, to such effect and in the form and substance satisfactory to TDC.

      SECTION 9.2 Performance. The obligations of DVL and the Principal Stockholders to be performed on or before the Closing pursuant to the terms of this Agreement shall have been duly performed at such time.

      SECTION 9.3 Absence of Certain Changes or Events. There shall not have occurred, since the date hereof, any adverse change in the business, condition (financial or otherwise), assets or liabilities of DVL or any event or condition of any character adversely affecting DVL.

      SECTION 9.4 Resignations and Releases. Prior to the Closing of this Agreement, the current directors and officers of DVL shall have submitted their resignations as directors and officers of DVL, and general releases in favor of DVL, effective as of the time set forth in Section 1.3 (except in the case of Ed Tobin, whose resignation and release delivered at Closing shall be effective as of the 10th day following the Closing Date).

      SECTION 9.5 Appointment of New Officers and Directors. At Closing, the remaining director of DVL will appoint the following TDC designees as officers and directors of DVL:

                     Mitchell Deutsch (Director), Vice President
                     James Garfinkel, (Director), Secretary and Treasurer

      SECTION 9.6 Opinion of Counsel. DVL shall deliver to TDC an opinion of counsel substantially in the form previously provided to DVL's counsel.

      SECTION 9.7 Closing Documents. DVL and the Principal Stockholders, as the case may be, shall have delivered to TDC the documents and other items described in Section 10.1 and such other documents and items as TDC may reasonably require.

      SECTION 9.8 Exemption Under Federal and State Securities Laws. The issuance of shares of DVL in the Acquisition shall not violate any federal or state securities laws.

      SECTION 9.9 Charter Amendment. The Amendment to the Certificate of Incorporation of DVL as described in Section 1.3 shall have occurred and the notice to shareholders referred to in such Section shall have been duly sent in accordance with the DGCL.

      SECTION 9.10 Exercise of Warrant. The Warrant shall have been exercised and DVL shall have received proceeds of $1,000,000 as described in Section 2.2(d).

                                    ARTICLE X

                                     CLOSING

                              On the Closing Date:

      SECTION 10.1 Deliveries by DVL. DVL shall deliver (or cause to be delivered) to TDC:

            (a) any Consents required to be obtained by DVL and the Principal Stockholders;

            (b) an Officer's Certificate as described in Section 9.1 hereof, dated the Closing Date, that confirms the satisfaction of the conditions set forth in Sections 9.1, 9.2 and 9.3;

            (c) all DVL company books and records;

            (d) an opinion of legal counsel to DVL dated as of the Closing Date, in a form reasonably satisfactory to TDC;

            (e) the Acquisition Shares to be issued to the TDC shareholders in accordance with Section 1.2;

            (f) evidence that this Agreement and the transactions contemplated hereby have been approved by the stockholders owning a majority of the issued and outstanding common stock of DVL;

            (g) certificates of good standing from Delaware and any other state in which DVL is required to be qualified to do business;

            (h) a Secretary"s Certificate of DVL, in the form and substance satisfactory to TDC, attaching thereto the current Certificate of Incorporation of DVL, bylaws of DVL and meeting minutes from all Board and shareholder meetings for the last five years as well as verifying that no other director or stockholder minutes exist and no other director or stockholder meetings took place;

            (i) such other documents and certificates duly executed as may reasonably be requested by TDC prior to the Closing Date;

      SECTION 10.2 Delivered by TDC. TDC shall deliver to DVL:

            (a) any Consents required to be obtained by TDC;

            (b) TDC shall deliver a Officer"s Certificate as described in
Section 8.1 hereof, dated the Closing Date, that confirms the satisfaction of the conditions set forth in Sections 8.1, 8.2 and 8.3;

            (c) certificates of good standing from New York and any other state in which TDC is required to be qualified to do business.

            (d) such other documents and certificates duly executed as may reasonably be requested by DVL prior to the Closing Date.

      SECTION 10.3 Termination. Notwithstanding anything herein or elsewhere to the contrary, this Agreement may be terminated:

      (a) By mutual agreement of the parties hereto at any time prior to the Closing;

      (b) By DVL at any time prior to the Closing, if:

                  (i) a condition to performance by DVL under this Agreement or a covenant of TDC contained herein shall not be fulfilled on or before the date of the Closing or at such other time and date specified in this Agreement for the fulfillment of such covenant or condition; or

                  (ii) a material default or breach of this Agreement shall be made by TDC;

      (c) By TDC at any time prior to the Closing, if:

                  (i) a condition to TDC 's performance under this Agreement or a covenant of DVL contained herein shall not be fulfilled on or before the date of the Closing or at such other time and date specified in this Agreement for the fulfillment of such covenant or condition; or

                  (ii) a material default or breach of this Agreement shall be made by DVL or a Principal Stockholder.

      SECTION 10.4 Effect of Termination. If this Agreement is terminated, this Agreement, except as to Section 11.1 and Section 11.2, shall no longer be of any force or effect and there shall be no liability on the part of any party or its respective directors, officers or stockholders; provided however, that in the case of a termination pursuant to Section 10.1 (b)(ii) or 10.1(c)(ii) hereof because of a prior material default under or a material breach of this Agreement by another party, the damages which the aggrieved party or parties may recover from the defaulting party or parties shall in no event exceed the amount of out-of-pocket costs and expenses incurred by such aggravated party or parties in connection with this Agreement, and no party to this Agreement shall be entitled to any injunctive relief.

                                   ARTICLE XI

                                  MISCELLANEOUS

      SECTION 11.1 Cost and Expenses. In the event of any termination of this Agreement pursuant to Section 10.3, subject to the provisions of Section 10.4, DVL and TDC will each bear their own respective expenses.

      SECTION 11.2 Extension of time: Waivers. At any time prior to the Closing:

      (a) DVL may in its sole discretion (i) extend the time for the performance of any of the obligations or other acts of TDC, (ii) waive any inaccuracies in the representations and warranties of TDC contained herein or in any documents delivered pursuant hereto by TDC and (iii) waive compliance with any of the agreements or conditions contained herein to be performed by TDC. Any agreement on the part of DVL to any such extension or waiver shall be valid only if set forth in an instrument, in writing, signed on behalf of DVL and shall only be effective in the specific instance. No waiver or any condition or provision shall be deemed to be a subsequent waiver of such condition or provision or a waiver of any condition or provision other than the one specifically waived.

      (b) TDC may in its sole discretion (i) extend the time for the performance of any of the obligations or other acts of DVL, (ii) waive any inaccuracies in the representations and warranties of DVL contained herein or in any documents delivered pursuant hereto by DVL and (iii) waive compliance with any of the agreements or conditions contained herein to be performed by DVL. Any agreement on the part of TDC to any such extension or waiver shall be valid only if set forth in an instrument, in writing, signed on behalf of TDC and shall only be effective in the specific instance. No waiver or any condition or provision shall be deemed to be a subsequent waiver of such condition or provision or a waiver of any condition or provision other than the one specifically waived.

      SECTION 11.3 Notices. Any notice to any party hereto pursuant to this Agreement shall be in writing and given by Certified or Registered Mail, Fedex or by facsimile, addressed as follows:

      TACONIC DATA CORP.                        D-VINE LTD.
      115 Stevens Avenue                        712 Fifth Avenue
      Valhalla, NY  10595                       7th Floor
      Attn.: James Garfinkel                    New York, NY  10019
      Fax: (914) 747-9198                       Attn.: Ed Tobin
                                                Fax: (212) 265-4035

            Any notice to any TDC Seller shall be valid if it is delivered to TDC at the address set forth above. Each TDC Seller hereby irrevocably appoints TDC as its agent and attorney-in-fact with respect to notices to be provided under this Section 11.3 and all other matters and actions to be taken by the TDC Sellers in or contemplated by this Agreement. Any notice to any Principal Stockholder shall be valid if it is delivered to DVL at the address set forth above. Each Principal Stockholder hereby irrevocably appoints DVL as its agent and attorney-in-fact with respect to notices to be provided under this Section
11.3 and all other matters and actions to be taken by the Principal Stockholders in or contemplated by this Agreement.

      Additional notices are to be given as to each party, at such other address as should be designated in writing complying as to delivery with the terms of this Section 11.3. All such notices shall be effective when sent, addressed as aforesaid.

      SECTION 11.4 Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

      SECTION 11.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and together shall constitute one document. The delivery by facsimile of an executed counterpart of this Agreement shall be deemed to be an original and shall have the full force and effect of an original executed copy.

      SECTION 11.6 Severability. The parties hereto agree and affirm that none of the provisions herein is dependent upon the validity of any other provision, and if any part of this Agreement is deemed to be unenforceable, the remainder of the Agreement shall remain in full force and effect.

      SECTION 11.7 Headings. The "Article" and "Section" headings are provided herein for convenience of reference only and do not constitute a part of this Agreement.

      SECTION 11.8 Survival of Representations and Warranties. All terms, conditions, representations and warranties set forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for in it, shall survive the Closing and the delivery of the DVL Shares issued hereunder at the Closing, for a period of one year from the Closing regardless of any investigation made by or on behalf of any of the parties hereto.

      SECTION 11.9 Assignability. This Agreement shall not be assigned by any of the parties hereto without the prior written consent of the other parties.

      SECTION 11.10 Amendment. This Agreement may be amended with the approval of the Boards of Directors of DVL and TDC at any time before or after approval thereof by stockholders of DVL, if required, and TDC; but after such approval by the DVL shareholders, no amendment shall be made which substantially and adversely changes the terms hereof. This Agreement may not be amended except by an instrument, in writing, signed on behalf of each of the parties hereto.

      SECTION 11.11 Choice of Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.

      SECTION 11.12 Publicity; Confidentiality. (a) Except as required by law or on advice of counsel, neither party shall issue any press release or make any public statement regarding the transactions contemplated hereby without the prior approval of the other parties, and the parties hereto shall issue a mutually acceptable press release as soon as practicable after the date hereof and after the Closing Date.

                  (b) The parties hereto acknowledge that in the course of doing their respective due diligence investigations or otherwise that they, or their agents, attorneys, accountants, or other personnel may become privy to confidential information, and the parties hereby agree that they shall keep such information confidential unless the prior, express written consent of the other party has been obtained.

      SECTION 11.13 Definitions.

            "Permits" means all licenses, permits, franchises, approvals, authorizations, consents or order of, or filing with, any governmental authority, whether foreign, federal, state or local, necessary or desirable for the past, present or anticipated conduct or operation of the business or ownership of the assets of such person.

            "Person" means any person or entity, whether an individual, trustee, corporation, limited liability company, general partnership, limited partnership, trust, unincorporated organization, business association, firm, joint venture, governmental agency or authority or any similar entity.



[   SIGNATURE PAGES FOLLOW    ]

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in a manner legally binding upon them as of the date first above written.


                                   D-VINE, LTD.


                                   By: ____________________________
                                       President


                                   PRINCIPAL STOCKHOLDERS OF D-VINE, LTD.
                                   D-VINE INVESTMENT PARTNERS


                                   By: _______________________
                                       Ed Tobin, General Partner


                                   TACONIC DATA CORP.


                                   By: ____________________________
                                       President


                                   ________________________________
                                   David Backman


                                   ________________________________
                                   Sherrie Christopher


                                   ________________________________
                                   Jesse Deutsch


                                   ________________________________
                                   Julia Deutsch

                                   ________________________________
                                   Mitchell Deutsch


                                   ________________________________
                                   Noah Deutsch


                                   ________________________________
                                   Barry H. Garfinkel


                                   ________________________________
                                   David A. Garfinkel


                                   ________________________________
                                   Elior Garfinkel


                                   ________________________________
                                   James Garfinkel


                                   ________________________________
                                   Barry Hartheimer


                                   ________________________________
                                   Sol Kiperman


                                   ________________________________
                                   Daniel V. Klein


                                   ________________________________
                                   Paul Marsh

                                   GOLDMAN-SONNENFELDT FOUNDATION


                                   By: ____________________________


                                   THOMAS ASSOCIATES


                                   By: ____________________________


                                   TRUSTEES OF HAMILTON COLLEGE


                                   By: ____________________________


                                   WHAT ABOUT ME, INC.


                                   By: ____________________________

                 SCHEDULE 1.2 ACQUISITION SHARES TO BE DELIVERED

                        TDC Sellers                   Amounts
                        -----------                   -------

                        David Backman                 2,102

                        Sherrie Christopher           2,102

                        Jesse Deutsch                 23,040

                        Julia Deutsch                 23,040

                        Mitchell Deutsch              3,079,054

                        Noah Deutsch                  23,040

                        Barry H. Garfinkel            352,622

                        David A. Garfinkel            283,050

                        Elior Garfinkel               23,040

                        James Garfinkel               1,315,496

                        Barry Hartheimer              100,000

                        Sol Kiperman                  160,344

                        Daniel V. Klein               4,265

                        Paul Marsh                    11,675

                        Goldman-Sonnenfeld
                        Foundation                    1,557

                        Thomas Associates             99,764

                        Trustees Of
                          Hamilton College            2,880

                        What About Me, Inc.           492,929

                         SCHEDULE 2.11 LEGAL PROCEEDINGS

                                      None

                           SCHEDULE 2.14 BANK ACCOUNTS

      DVL has an account at the Bank of New York under account #6301833995.

                     SCHEDULE 4.1 ENTITIES CONTROLLED BY TDC

                                      None

             SCHEDULE 4.2 WARRANTS, RIGHTS, CALLS, COMMITMENTS, ETC.

                                      None

                        SCHEDULE 4.9 TDC LITIGATION, ETC.

            TDC is a plaintiff in two separate actions against Realization Services, Inc. arising out of a consulting arrangement between TDC and Realization Services, Inc. One such action by TDC is being disputed in arbitration in Westchester County, New York and seeks approximately $600,000. The other action by TDC seeks approximately $40,000 from Realization Services, Inc. in New York State Supreme Court.